UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2009

Advanta Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 657-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On November 8, 2009, Advanta Corp. (the “Company”) and certain of its subsidiaries (the “Filing Subsidiaries,” and together with the Company, the “Debtors”)  filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the State of Delaware (the “Bankruptcy Court”) case number 09-13931.  Advanta Bank Corp. and certain other subsidiaries of the Company (collectively, the “Non-Filing Entities”) were not part of the Bankruptcy Filing.  The Debtors will continue to operate their businesses in the ordinary course of business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.  The Non-Filing Entities will continue to operate in the ordinary course of business.  A copy of the press release announcing the Bankruptcy Filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Debtors intend to use the reorganization process to maximize value to the Debtors’ stakeholders.  As a result of the Bankruptcy Filing, certain liabilities incurred by the Debtors prior to the Bankruptcy Filing are subject to compromise.  The settlement amount of liabilities subject to compromise will be determined as part of the bankruptcy process.

Item 2.04	Triggering Events That Accelerate Or Increase A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement.

The Bankruptcy Filing described in Item 1.03 above constituted an event of default with respect to the following debt instruments and triggers, or may trigger, repayment obligations under the terms of certain instruments and agreements relating to direct financial obligations of the Company as set forth below (the “Debt Documents”):

●

Senior Trust Indenture, dated as of October 23, 1995, by and among Advanta Corp. and The Bank of New York Mellon, as successor trustee (the “Senior Trust Indenture”) with respect to approximately $138,000,000 of principal and accrued and unpaid interest on outstanding debt securities in the form of retail Investment Notes and RediReserve Certificates; and

●	Indenture dated as of December 17, 1996 by and among Advanta Corp. and The Bank of New York Mellon, as successor trustee, (the “Indenture”) with respect to approximately $99,375,000 of principal and accrued and unpaid interest on outstanding Series B Junior Subordinated Debentures (the “Subordinated Debentures”) that are backing approximately $96,375,000 of principal and accrued and unpaid interest on outstanding trust preferred securities issued to third party investors by Advanta Capital Trust I (the “Capital Securities”) and that are governed by the Amended and Restated Declaration of Trust of Advanta Capital Trust I dated December 17, 1996 (the "Declaration"). The Capital Securities are guaranteed by Advanta Corp. pursuant to the Series B Capital Securities Guarantee dated as of July 29, 1997 (the "Guarantee").

Subject to certain notice and other requirements that are set forth in the Senior Trust Indenture, the Indenture, the Declaration and the Guarantee, upon the occurrence of the event of default that is, or may be, triggered by the Bankruptcy Filing described above, the trustee or holders of not less than 25% in principal amount of the applicable securities outstanding under each of the Senior Trust Indenture, the Indenture and the Declaration, as the case may be, may declare the entire unpaid principal amount of the securities that have been issued under the applicable instrument to be immediately due and payable.  Any efforts to enforce such payment obligations under the Debt Documents are stayed as a result of the Bankruptcy Filing and the creditors’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits.

99.1     Press Release issued November 8, 2009.

This Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected.  The most significant among these risks and uncertainties are: (i) the ability of the Company to continue as a going concern; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases; (iii) the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases; (iv) the effects of the Company’s Bankruptcy Filing on the Company and the interests of various creditors, equity holders and other constituents; (v) Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general; (vi) the length of time the Company will operate under the chapter 11 cases; (vii) risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed; (viii) the potential adverse effects of the chapter  11  proceedings on the  Company’s  liquidity  or  results of operations; (ix) the ability to execute  the Company’s business and restructuring plan; (x) increased legal costs related to the Bankruptcy Filing and other litigation; (xi) the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; (xii) the risk that Advanta Bank Corp. will not be able to regain compliance with the capital levels and ratios required by the Federal Deposit Insurance Corporation (the “FDIC”); (xiii) the risk that the FDIC will pursue further regulatory actions against Advanta Bank Corp.  The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking information.  Additional risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.
(Registrant)

Date:	November 9, 2009
		By:	/s/ Jay A. Dubow
Jay A. Dubow, Chief Administrative
Officer, Senior Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press release issued November 8, 2009	Filed herewith